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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                       Date of Report: September 20, 2002

                          COMMISSION FILE NUMBER 1-9838

                                 NS GROUP, INC.

             (Exact name of registrant as specified in its charter)


                  KENTUCKY                                   61-0985936
       (State or other jurisdiction of                    (I.R.S. Employer
       incorporation or organization)                    Identification No.)




                 530 WEST NINTH STREET, NEWPORT, KENTUCKY 41071
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (859) 292-6809


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Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits

              99.1 NS Group, Inc. press release dated September 20, 2002, announcing certain organizational changes.

Item 9.  REGULATION FD DISCLOSURE

              On September 20, 2002, NS Group, Inc. issued a press release announcing certain organizational changes. The press release is attached hereto as Exhibit 99.1.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    NS GROUP, INC.

Date:   September 20, 2002                   By:  /s/ Thomas J. Depenbrock
                                             -----------------------------
                                             Thomas J. Depenbrock
                                             Vice President, Treasurer and
                                             Chief Financial Officer




                                  EXHIBIT INDEX

No.           Exhibit
---           -------

99.1          NS Group, Inc. press release dated September 20, 2002